Long-Term Debt	12 Months Ended
Dec. 31, 2024
Long-Term Debt
Long-Term Debt

13. Long-term Debt

On January 9, 2023, we entered into the HCR Agreement pursuant to which and subject to the terms and conditions contained therein, HCR has paid us an aggregate investment amount of $100.0 million (the “Investment Amount”).

On January 27, 2023, $32.5 million of the Investment Amount was funded from the first tranche, $22.2 million of which was used to satisfy existing obligations due to Silicon Valley Bank. This repayment resulted in a loss on extinguishment during the year ended December 31, 2023 of $2.3 million.

On June 28, 2023 and July 27, 2023, we entered into the Second Amendment to the HCR Agreement and Third Amendment to the HCR Agreement, respectively, pursuant to which HCR funded $10.0 million from the second tranche on July 27, 2023.

On January 3, 2024, we entered into the Fourth Amendment to the HCR Agreement pursuant to which HCR funded an additional $25.0 million from the second tranche on January 5, 2024.

On September 11, 2024 we entered into the Fifth Amendment to the HCR Agreement pursuant to which HCR funded an additional $32.5 million from the second tranche on September 12, 2024 and eliminated the third and fourth tranches.

As consideration for the Investment Amount and pursuant to the HCR Agreement, we have agreed to pay HCR according to a fixed quarterly payment schedule.

As of December 31, 2024, we were required to pay $18.0 million within one year of the balance sheet date, which is classified as current in our consolidated balance sheet.

Aggregate payments to HCR are capped at 175% of funded portion of the Investment Amount (the “Hard Cap”), plus an amount, if any, that HCR would need to receive to yield an internal rate of return of (i) 18% on the first $67.5 million funded and (ii) 16% on the next $32.5 million funded (the “IRR True-Up Payment”), unless the HCR Agreement is earlier terminated. If a change of control occurs or upon the occurrence of an event of default, HCR may accelerate payments due under the HCR Agreement up to the Hard Cap, plus the IRR True-Up Payment, plus any other obligations payable under the HCR Agreement.

The HCR Agreement contains customary affirmative and negative covenants and customary events of default and other events that would cause acceleration, including, among other things, the occurrence of certain material adverse events or the material breach of certain representations and warranties and specified covenants, in which event HCR may elect to terminate the HCR Agreement and require us to make payments to HCR equal to the lesser of (a) the Hard Cap, plus any other obligations payable under the HCR Agreement, or (b) the funded portion of the Investment Amount, minus payments received by HCR, plus the IRR True-Up Payment. If the FDA grants final approval to an inhaled treprostinil product therapeutically equivalent to YUTREPIA and HCR has not received 100% of the amount funded by HCR to date, then we will be required to make payments to HCR equal to 100% of the amount funded by HCR to date, minus payments received by HCR.

The HCR Agreement contains certain restrictions on our ability, among other things, to incur additional debt, grant or permit additional liens, make investments and acquisitions, dispose of assets, pay dividends and distributions, subject to certain exceptions. In addition, the HCR Agreement contains a financial covenant that requires us to maintain cash and cash equivalents in an amount at least equal to $15.0 million for the remainder of the payment term, which based on amounts funded as of December 31, 2024, concludes in 2031.

As of the filing dates of these consolidated financial statements, we are not aware of any breach of covenants, or the occurrence of any material adverse event, nor have we received any notice of event of default from HCR.

We recorded the total funds received from HCR under the terms of the HCR Agreement as a liability. Cumulative fees to the lender and third parties of approximately $0.9 million are reflected as a discount on the long-term debt and is being accreted over the term using the effective interest method. All amendments to date were treated as debt modifications in accordance with ASC 470 Debt. The HCR Agreement’s initial effective interest rate was 17.3%, which decreased to 17.2% following the Third Amendment. Following the Fourth Amendment the effective interest rate was 18.0% and was 16.0% following the Fifth Amendment. We use the contractual payment schedule to determine the interest expense to record to accrete the liability to the amount ultimately due. Over the course of the HCR Agreement, the effective interest rate may be affected by potential changes in contractual payments.

The following table presents the changes in the HCR Agreement payable during the year ended December 31, 2024:

Balance as of December 31, 2023	$46,033
Accretion	109
Second tranche funding, net of fees	24,975
Balance as of January 5, 2024	$71,117
Accretion	9,159
Payments	(2,731)
Second tranche funding, net of fees	32,485
Balance as of September 12, 2024	$110,030
Accretion	5,376
Payments	(2,122)
Balance as of December 31, 2024	$113,284
Less: current portion of long-term debt	(18,016)
Long-term portion of long-term debt	$95,268

The expected annual payments on long-term debt as of December 31, 2024 are as follows:

Year ending December 31:
2025	$18,016
2026	52,724
2027	32,963
2028	32,962
2029	15,308
Thereafter	16,521
Total	$168,494

On March 17, 2025, we entered into the Sixth Amendment to the HCR Agreement pursuant to which HCR made an additional $100.0 million available for funding under the second tranche. See Note 18 “Subsequent Event” for further information.